UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

July 18, 2005
 Date of Report (date of earliest event reported)

DIGITAL VIDEO SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28472	77-0333728
(State or Other Jurisdiction of Incorporation or Organization)	Commission File Number	(IRS Employer Identification Number)

430 Cambridge Avenue, Suite 110
Palo Alto, California    94306
(Address of principal executive offices including zip code)

(650) 322-8108
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On July 18, 2005, Stonefield Josephson, the independent registered public accounting firm previously engaged as the principal accountant to audit the Registrant's financial statements (the "Former Auditor"), resigned. The report of the Former Auditor on the financial statements for the fiscal year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principle. This report did contain an explanatory paragraph regarding uncertainty as to the company's ability to continue as a going concern. The Former Auditor did not report on the Registrant's financial statements for the fiscal year ended December 31, 2003, as these financial statements were reported on by another independent registered public accounting firm.

In connection with its audit and review for the fiscal year ended December 31, 2004 and, for the three months ended March 31, 2005 except for the disagreement referred to herein, there has been no disagreement with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements if not resolved to the satisfaction of the Former Auditor would have caused it to make reference thereto in its report.

In connection with the review of the consolidated financial statements for the three months ended March 31, 2005, the Former Auditor and former members of management disagreed as to whether the review of the auditor had been completed, so that the company could file its Form 10-Q with the Securities and Exchange Commission. The review had not been completed, and the company filed its 10-Q without disclosure of the fact that the review of the financial statements by the Former Auditor had not been completed.

In a letter to the audit committee and the former chairman of the board of the company dated May 24, 2005, the Former Auditor provided the Registrant with a letter citing material weaknesses in internal control over financial reporting, giving rise to its inability to complete review procedures required by Statement on Auditing Standards No. 100 in a timely fashion. The Audit Committee has discussed such disagreements with the Former Auditor. The Registrant has provided the Former Auditor with a copy of the statements contained in this report and has requested that it furnish the Registrant with a letter addressed to the Commission stating whether or not it agrees with the statements herein. A copy of such letter, dated July 22, 2005, is filed as Exhibit 16.1 to this report on Form 8-K/A.

The Audit Committee has commenced the process of identifying and engaging a new independent registered public accounting firm. The Audit Committee has authorized the Former Auditor to respond fully to the inquiries of its successor accountant (when appointed).

Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
16.1	Letter dated July 22, 2005 from Stonefield Josephson, Inc. to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIGITAL VIDEO SYSTEMS, INC.
By:	/s/ Dean Clarke Seniff Dean Clarke Seniff Chief Financial Officer

Date: July 22, 2005

EXHIBIT INDEX
Exhibit No.	Description
16.1	Letter dated July 22, 2005 from Stonefield Josephson, Inc. to the Securities and Exchange Commission. (PDF) Also furnished in PDF format as a courtesy.